UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2012

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

402 Industrial Lane
Birmingham, Alabama 35211
 (Address of principal executive offices, including zip code)

(205) 942-3737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)   On March 13, 2012, the Board of Directors of Books-A-Million, Inc. (the “Company”) promoted Terrance G. Finley, formerly the President and Chief Operating Officer of the Company, to become President and Chief Executive Officer of the Company, effective immediately.  Mr. Finley, age 58, has served as President and Chief Operating Officer of the Company since August 23, 2011.  Prior to his promotion to those positions, Mr. Finley served as Executive Vice President – Chief Merchandising Officer of the Company beginning in August 2009 and as President of the Company’s Merchandising Group beginning in October 2005.  Mr. Finley served as Executive Vice President of the Company from October 2001 to October 2005.  Mr. Finley served in various other capacities in the merchandising department from April 1994 to December 1998.  Mr. Finley served as the General Manager of Book$mart from February 1992 to April 1994.  Prior to joining the Company, Mr. Finley served as the Vice President – Sales for Smithmark Publishers.  Mr. Finley was appointed to the Board of Directors of Hibbett Sports, Inc., a sporting goods retailer, on March 14, 2008.  In connection with Mr. Finley’s promotion, Clyde B. Anderson relinquished the title of Chief Executive Officer.  Mr. Anderson will continue to serve as Executive Chairman of the Board of Directors of the Company.

Mr. Finley does not have a fixed term of office and will serve as the President and Chief Executive Officer of the Company at the pleasure of the Board of Directors.  In connection with Mr. Finley’s promotion, his base salary was increased to $385,000.  Mr. Finley is eligible to receive incentive and discretionary bonuses and to participate in the Company’s 2005 Incentive Award Plan and Executives’ Deferred Compensation Plan, as well as the Company’s regular benefit plans and programs.  There is no written employment agreement between Mr. Finley and the Company.  There are no arrangements or understandings between Mr. Finley and any other person pursuant to which he was appointed President and Chief Executive Officer.  There is no family relationship between Mr. Finley and any of the Company’s directors or officers.  There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 8.01.                      Other Events.

On March 13, 2012, the Company issued a press release announcing, in part, the promotion of Mr. Finley, as described above.  The press release is incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by the Company on March 13, 2012 and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated March 13, 2012 (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by the Company on March 13, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ Brian W. White
Brian W. White Chief Financial Officer

Dated: March 15, 2012